SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2014

ELLINGTON FINANCIAL LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (203) 698-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
The information contained in this Current Report on Form 8-K/A (including Exhibit 99.2 attached hereto) is being furnished by Ellington Financial LLC (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.
On March 7, 2014, the Company issued a press release announcing its estimated book value per common share as of February 28, 2014. On March 8, 2014, the Company issued a press release revising its estimated book value per common share as of February 28, 2014. A copy of the press release issued on March 8, 2014 is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K/A (including Exhibit 99.2 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

99.2	Press Release dated March 8, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL LLC
(Registrant)

Date: March 10, 2014	By:	/S/ LISA MUMFORD
Lisa Mumford
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.2	Press Release dated March 8, 2014.